AB Cap Fund, Inc.

AB Multi-Manager Select 2020 Fund

Portfolio of Investments

April 30, 2020 (unaudited)

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES – 99.8%
Funds and Investment Trusts – 99.8%(a)
AB All Market Real Return Portfolio - Class Z(b)	492,735	$3,414,657
AB Bond Inflation Strategy Portfolio - Class Z(b)	636,566	6,753,961
AB Discovery Growth Fund, Inc. - Class Z(b) (c)	79,573	884,060
AB Global Bond Fund, Inc. - Class Z(b)	1,171,338	9,862,666
AB Global Real Estate Investment Fund II - Class I(b)	161,544	1,440,972
AB High Income Fund, Inc. - Class Z(b)	823,308	5,614,960
AB Relative Value Fund - Class Z(b)	526,484	2,506,062
AB Trust – AB Discovery Value Fund - Class Z(b)	121,258	1,720,657
AB Unconstrained Bond Fund, Inc. - Class Z(b)	353,843	2,544,133
AQR International Defensive Style Fund - Class R6	283,678	3,347,395
AQR Style Premia Alternative Fund - Class R6	233,833	1,653,202
BlackRock Total Return Bond Fund - Class K	347,100	4,199,910
Boston Partners Long/Short Research Fund - Class INS	189,037	2,499,073
DFA Commodity Strategy Portfolio	528,546	2,267,461
iShares Core S&P 500 ETF	39,000	11,355,240
MFS Institutional International Equity Fund	73,340	1,731,561
PIMCO Real Return Fund	504,751	5,865,204
Schwab US Dividend Equity ETF(d)	133,774	6,775,653
T. Rowe Price Emerging Markets Stock Fund - Class I	43,578	1,689,506
T. Rowe Price International Funds - International Discovery Fund - Class I	14,688	906,375
Vanguard FTSE Developed Markets ETF(d)	70,372	2,510,873
Vanguard Total Bond Market ETF	58,496	5,118,985

Total Investment Companies (cost $88,845,920)		84,662,566

Total Investments Before Security Lending Collateral for Securities Loaned – 99.8% (cost $88,845,920)		84,662,566

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 5.9%
Investment Companies – 5.9%
AB Fixed Income Shares, Inc. - Government Money Market Portfolio - Class AB, 0.35%(a) (b) (e) (cost $4,983,029)	4,983,029	4,983,029

Total Investments – 105.7% (cost $93,828,949)(f)		89,645,595
Other assets less liabilities – (5.7)%		(4,839,607)

Net Assets – 100.0%		$84,805,988

(a)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(b)	Affiliated investments.
(c)	Non-income producing security.
(d)	Represents entire or partial securities out on loan.

(e)	The rate shown represents the 7-day yield as of period end.
(f)

As of April 30, 2020, the cost basis of investment securities owned was substantially identical for both book and tax purposes. Gross unrealized appreciation of investments was $919,973 and gross unrealized depreciation of investments was $(5,103,327), resulting in net unrealized depreciation of $(4,183,354).

Glossary:

ETF – Exchange Traded Fund

FTSE – Financial Times Stock Exchange

AB Cap Fund, Inc.

AB Multi-Manager Select 2020 Fund

April 30, 2020 (unaudited)

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1 - quoted prices in active markets for identical investments
•	Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, by pricing vendors, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2020:

Investments in Underlying Portfolios:	Level 1	Level 2	Level 3	Total
Assets:
Investment Companies	$84,662,566	$—	$—	$84,662,566
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	4,983,029	—	—	4,983,029

Total	$89,645,595	$—	$—	$89,645,595

A summary of the Fund’s transactions in AB mutual funds for the nine months ended April 30, 2020 is as follows:

							Distributions
Affiliated Issuer	Market Value 07/31/2019 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)	Change in Unrealized Appr./ (Depr.) (000)	Market Value 04/30/2020 (000)	Dividend Income (000)	Realized Gains (000)
AB All Market Real Return Portfolio	$4,062	$956	$906	$(163)	$(534)	$3,415	$91	$0
AB Bond Inflation Strategy Portfolio	7,173	2,558	2,828	(4)	(145)	6,754	128	0
AB Discovery Growth Fund, Inc.	1,037	454	483	(94)	(30)	884	63	0
AB Discovery Value Fund	2,043	876	637	(413)	(148)	1,721	89	0
AB Global Bond Fund, Inc.	11,550	15,515	16,831	151	(522)	9,863	290	0
AB Global Real Estate Investment Fund II	1,992	1,266	1,416	(284)	(117)	1,441	161	0
AB High Income Fund, Inc.	5,154	2,142	891	(9)	(781)	5,615	264	0
AB Relative Value Fund	3,011	673	739	(108)	(331)	2,506	142	0
AB Unconstrained Bond Fund, Inc.	2,045	1,778	1,033	(130)	(116)	2,544	153	0
Government Money Market Portfolio	2,006	25,086	27,091	0	(1)	0	5	0
Government Money Market Portfolio*	0	46,326	41,343	0	0	4,983	3	0
Total	$40,073	$97,630	$94,198	$(1,054)	$(2,725)	$39,726	$1,389	$0

*	Investments of cash collateral for securities lending transactions